SUMMARY PROSPECTUS
TQAAX
July 1, 2016

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—Advisor Class
A fund seeking long-term growth of capital through a broadly diversified portfolio of small-cap growth stocks. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated July 1, 2016, and Statement of Additional Information, dated July 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.38%

Total annual fund operating expenses	1.27%

Fee waiver/expense reimbursement	(0.17)%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%[a]

a T. Rowe Price Associates, Inc. has agreed (through April 30, 2019) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 1.10%. The agreement may be terminated at any time beyond April 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$353	$648	$1,489

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Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate (for existing classes) was 9.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by small-cap U.S. growth companies. The fund expects to invest predominantly in common stocks.

The fund defines small-cap growth companies as those whose market capitalization, at the time of purchase, falls within the range of companies in the MSCI US Small Cap Growth Index, an index designed to capture the securities of small-cap companies exhibiting overall growth style characteristics in the U.S. As of December 31, 2015, the market capitalization range for the MSCI US Small Cap Growth Index was approximately $48.5 million to $6.3 billion. The market capitalization of the companies in the index will change over time, but the index is reconstituted annually to ensure that larger stocks do no distort the performance and characteristics of the small-cap growth opportunity set. The fund will not sell a stock just because the company has grown to a market capitalization above the range.

The “QM” in the fund’s name reflects the concept that the fund employs a “quantitative management” strategy relying on quantitative models developed by T. Rowe Price to help identify stocks that could be included in the portfolio. Based on these models, the portfolio is typically constructed in a “bottom up” manner, an approach that focuses more on evaluations of individual stocks than on analyses of overall economic trends and market cycles. Stocks are ranked on metrics that capture their valuation, profitability, stability, earnings quality, management capital allocation actions, and indicators of near term appreciation potential. As part of the stock selection process, the adviser focuses primarily on companies that, in the adviser’s opinion, are capable of achieving and sustaining above-average, long-term earnings growth. The fund’s adviser employs various growth metrics, such as a company’s historical and forecasted sales and earnings growth rates. The portfolio is generally constructed by buying stocks ranked higher by the models and selecting stocks to sell from those that have a lower rank, subject to overall risk controls and desired portfolio characteristics.

The adviser monitors the quantitative models and reviews the security selection results for certain qualitative factors (such as regulatory impacts to a company) and portfolio risk characteristics in the process of portfolio construction. Sector allocations are driven primarily by the quantitative models and security selection. In

Summary	3

building the quantitative models and adjusting them as needed, the fund draws on T. Rowe Price’s experience in small-cap investing as well as its quantitative and fundamental research capabilities.

While most assets will typically be invested in U.S. equity securities, the fund may invest up to 10% of its net assets in foreign stocks, including securities of emerging market issuers.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Small-cap stock risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due

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to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Quantitative model risk The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes and restrictions on gaining access to sales proceeds for foreign investors.

Performance The QM U.S. Small-Cap Growth Equity Fund—Advisor Class has an inception date of July 5, 2016, and does not have a full calendar year of performance history. Performance for the class will be presented after the class has been in operation for one full calendar year. As a point of comparison, however, the following bar chart and table show calendar year returns and average annual total returns for the existing Investor Class of the QM U.S. Small-Cap Growth Equity Fund (“Investor Class”). The performance shown reflects the former name of the Investor Class, which was changed to T. Rowe Price QM U.S. Small-Cap Growth Equity Fund on February 24, 2016. Because the QM U.S. Small-Cap Growth Equity Fund—Advisor Class is expected to have higher expenses than the Investor Class, its performance, had it existed over the periods shown, would have been lower. The Investor Class and the QM U.S. Small-Cap Growth Equity Fund—Advisor Class share the same portfolio. The bar chart and table provide some indication of the risks of investing in the fund by showing how much returns can differ from year to year and how the Investor Class’ average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of one or more other comparative indexes that have investment characteristics similar to those of the fund.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted for the Investor Class.

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Performance information represents only past performance (before and after taxes) and does not necessarily indicate future results.

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

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Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Diversified Small-Cap Growth Fund
Returns before taxes	2.33%	13.02%	9.36%
Returns after taxes on distributions	1.89	12.47	8.84
Returns after taxes on distributions
and sale of fund shares	1.68	10.43	7.64
MSCI US Small Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	-3.05	11.17	8.78
Lipper Small-Cap Growth Funds Index	-1.15	9.56	6.70

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Sudhir Nanda	Chairman of Investment Advisory Committee	2006	2000

Purchase and Sale of Fund Shares

You must purchase, redeem, and exchange shares of the fund through your financial intermediary. Generally, the fund’s minimum initial investment requirement is $2,500 and the fund’s minimum subsequent investment requirement is $100, although the investment minimums may be modified or waived for financial intermediaries submitting orders on behalf of their customers. You should check with your financial intermediary to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary

Summary	7

and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E226-045 7/1/16